As filed with the Securities and Exchange Commission on August 23, 2000

                                                     Registration No.  333-37516

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               AMENDMENT NO. 3 TO
                                    FORM S-1
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                                HORIZON PCS, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                     4812                         31-1707839
(State of Incorporation) (Primary Standard Industrial (I.R.S. Employer Identification No.)
                          Classification Code Number)


                               68 EAST MAIN STREET
                          CHILLICOTHE, OHIO 45601-0480
                                 (740) 772-8200
   (Address, including zip code and telephone number, including area code, of registrant's principal executive offices)


                              MR. WILLIAM A. MCKELL
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                HORIZON PCS, INC.
                               68 EAST MAIN STREET
                          CHILLICOTHE, OHIO 45601-0480
                                 (740) 772-8200
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   COPIES TO:

T. CLARK FITZGERALD III, ESQ.                  GARY P. CULLEN, ESQ.
DONALD I. HACKNEY, JR., ESQ.     SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
ARNALL GOLDEN & GREGORY, LLP                  333 WEST WACKER DRIVE
  2800 ONE ATLANTIC CENTER                          SUITE 2100
 1201 WEST PEACHTREE STREET                  CHICAGO, ILLINOIS 60606
ATLANTA, GEORGIA 30309-3450                       (312) 407-0700
      (404) 873-8500


APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of the Registration Statement.

If any of the securities being registered on this form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME
EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

                                                                         PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

          (a)  Exhibits:


EXHIBIT   DESCRIPTION
NUMBER

1.1*      Form of Underwriting Agreement.
2.1**(1) Asset Purchase Agreement, dated May 19, 2000, by and between Sprint PCS, Inc. and Horizon Personal Communications, Inc.
2.2**(1) Contribution and Exchange Agreement, as amended, dated May 4, 2000, by and among Horizon Personal Communications, Inc., Horizon Telcom, Inc., the Registrant and those persons listed on the attachment to the Contribution and Exchange Agreement. 3.1** Form of Certificate of Incorporation of Horizon PCS.
3.2**     Bylaws of Horizon PCS.
4.1       Specimen Common Stock Certificate.
5.1 Opinion of Arnall Golden & Gregory, LLP regarding legality of the common stock being issued.
10.1* Form of Employment Agreement, dated July __, 2000, by and between Registrant and William A. McKell
10.2* Form of Employment Agreement, dated July __, 2000, by and between Registrant and Peter M. Holland
10.3+ Sprint PCS Management Agreement between Sprint Spectrum, L.P., SprintCom, Inc. and Horizon Personal Communications, Inc., dated June 8, 1998.
10.3.1 Letter Agreement, dated July 3, 2000, between Sprint Spectrum, L.P., SprintCom, Inc. and Horizon Personal Communications, Inc.
10.4**+ Sprint PCS Services Agreement between Sprint Spectrum L.P. and Horizon Personal Communications, Inc., dated June 8, 1998.
10.5** Sprint Trademark and Service Mark License Agreement between Sprint Communications Company, L.P. and Horizon Personal Communications, Inc., dated June 8, 1998.
10.6** Sprint Spectrum Trademark and Service Mark License Agreement between Sprint Spectrum L.P. and Horizon Personal Communications, Inc., dated June 8, 1998.
10.7**+ Sprint PCS Management Agreement between Wirelessco, L.P., SprintCom, Inc., Sprint Spectrum, L.P. and Bright Personal Communications Services, LLC, dated October 13, 1999.
10.8**+ Sprint PCS Services Agreement between Sprint Spectrum, L.P. and Bright Personal Communications Services, LLC, dated October 13, 1999.
10.9** Sprint Trademark and Service Mark License Agreement between Sprint Communications Company, L.P. and Bright Personal Communications Services, LLC, dated October 13, 1999.
10.10** Sprint Spectrum Trademark and Service Mark License Agreement between Sprint Spectrum, L.P. and Bright Personal Communications Services, LLC, dated October 13, 1999.
10.11** Loan Agreement by and between Horizon Personal Communications, Inc. and Rural Telephone Finance Cooperative, dated August 29, 1997.
10.12     Horizon Telcom Guaranty, dated August 29, 1997.
10.13 Loan Agreement, by and between Bright Personal Communications Services, LLC and Rural Telephone Finance Corporation, dated April 28, 2000.
10.14** Loan Agreement dated May 31, 2000 by and between Horizon Personal Communications, Inc. and Rural Telephone Finance Cooperative.
10.15** Amendment to Loan Agreement dated as of June 27, 2000 by and between Horizon Personal Communications, Inc. and Rural Telephone Finance Cooperative.

10.16**   Horizon Telcom Guaranty dated June 27, 2000.
10.17 Commitment letter from First Union National Bank with regard to $235 million loan to the Registrant.
10.18 Registration Rights Agreement, dated June 27, 2000, by and among the Registrant and those persons listed on the attachment to the Contribution and Exchange Agreement.
10.19**+ Network Services Agreement by and between West Virginia PCS Alliance, L.C., Virginia PCS Alliance, L.C. and Horizon Personal Communications, Inc., dated August 12, 1999.
10.20** Assignment and Agreement by and between SprintCom, Inc., Horizon Personal Communications, Inc., West Virginia PCS Alliance, L.C. and Virginia PCS Alliance, L.C., dated August 12, 1999.
10.21+ PCS CDMA Product Supply Contract by and between Motorola, Inc. and Horizon Personal Communications, Inc.
10.22** Bridge Note Purchase Agreement by and between Horizon Personal Communications, Inc. and First Union Investors, Inc., dated February 15, 2000
10.23** 13% Senior Subordinated Promissory Note from Horizon Personal Communications, Inc. to First Union Investors, Inc., dated February 15, 2000.
10.24** Conversion Agreement, by and between Horizon Personal Communications and First Union Investors, Inc., dated February 15, 2000.
10.25     Form of Horizon PCS, Inc. 2000 Stock Option Plan.
10.26**+ Site Development Agreement by and between Horizon Personal Communications, Inc. and SBA Towers, Inc., dated August 17, 1999.
10.27**+ Master Site Agreement by and between SBA Towers, Inc. and Horizon Personal Communications, Inc., dated July 1999.
10.28**+ Master Design Build Agreement by and between Horizon Personal Communications, Inc. and SBA Towers, Inc., dated August 17, 1999.
10.29**+ Master Site Agreement by and between SBA Towers, Inc. and Bright Personal Communications Services, LLC, dated October 1, 1999.
10.30**+ Master Design Build Agreement by and between Bright Personal Communications Services, LLC and SBA Towers, Inc., dated October 1, 1999.
10.31**   Services  Agreement,  dated  May 1,  2000,  between  Horizon  Personal
          Communication,   Inc.  and  Horizon   Services,   Inc.
10.32** Lease Agreement, dated May 1, 2000 between Chillicothe Telephone Company and Horizon Personal Communications, Inc.
10.33** Services Agreement, dated May 1, 2000 between Horizon Personal Communications, Inc. and United Communications, Inc.
10.34**   Form of Indemnification Agreement.
10.35 Amended and Restated Tax Allocation Agreement dated May 1, 2000 by and among Horizon Telcom, Inc., Chillicothe Telephone Company, Horizon Personal Communications, Inc., United Communications, Inc., Horizon Services, Inc., and Horizon PCS, Inc.
10.36     Form of Lock-up Agreement.
21.1**    Subsidiaries of Horizon
23.1**    Consent of Arthur Andersen, LLP
23.2 Consent of Arnall Golden & Gregory, LLP (contained in legal opinion filed as Exhibit 5.1)
24.1**    Powers of Attorney (set forth on the signature page hereto)
27.1**    Financial Data Schedule (for SEC use only)

--------------------
*     to be filed by amendment.
**    previously filed.
(1) In accordance with Item 601(b)(2) of Regulation S-K, the schedules have been omitted and a list briefly describing the schedules is at the end of the Exhibit. The Registrant will furnish supplementally a copy of any omitted schedule to the commission upon request.
+ The Registrant has requested confidential treatment for certain portions of this exhibit pursuant to Rule 406 of the Securities Act of 1933, as amended.

(b)  Financial Statement Schedules:


The following is the schedule  filed as a part of the  registration  statement -
Schedule II - Valuation and Qualifying Accounts.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 3 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chillicothe, State of Ohio, on the 16th day of August, 2000.

                                HORIZON PCS, INC.


                                By:      /s/ William A. McKell
                                   ---------------------------------------------
                                         William A. McKell
                                         Chairman of the Board, President, and
                                         Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to Registration Statement has been signed by the following person in the capacities and on the dates indicated.



           NAME                                     TITLE                                 DATE

   /s/  William A. McKell              Chairman of the Board, President              August 16, 2000
-----------------------------          and Chief Executive Officer
        William A. McKell              (Principal Executive Officer)

   /s/ Peter M. Holland                Chief Financial Officer; Director             August 16, 2000
-----------------------------          (Principal Financial And Accounting
       Peter M. Holland                Officer)

   /s/  Thomas McKell*                 Director                                      August 16, 2000
-----------------------------
        Thomas McKell

   /s/  Phoebe H. McKell*              Director                                      August 16, 2000
-----------------------------
        Phoebe H. McKell

   /s/  Lonnie D. Pedersen             Director                                      August 16, 2000
-----------------------------
        Lonnie D. Pedersen

*By: /s/ Peter M. Holland
-----------------------------
         Peter M. Holland
         Attorney-in-Fact

                                INDEX TO EXHIBITS


      EXHIBIT          DESCRIPTION
      NUMBER

1.1*      Form of Underwriting Agreement.
2.1**(1) Asset Purchase Agreement, dated May 19, 2000, by and between Sprint PCS, Inc. and Horizon Personal Communications, Inc.
2.2**(1) Contribution and Exchange Agreement, as amended, dated May 4, 2000, by and among Horizon Personal Communications, Inc., Horizon Telcom, Inc., the Registrant and those persons listed on the attachment to the Contribution and Exchange Agreement. 3.1** Form of Certificate of Incorporation of Horizon PCS.
3.2**     Bylaws of Horizon PCS.
4.1       Specimen Common Stock Certificate.
5.1 Opinion of Arnall Golden & Gregory, LLP regarding legality of the common stock being issued.
10.1* Form of Employment Agreement, dated July __, 2000, by and between Registrant and William A. McKell
10.2* Form of Employment Agreement, dated July __, 2000, by and between Registrant and Peter M. Holland
10.3+ Sprint PCS Management Agreement between Sprint Spectrum, L.P., SprintCom, Inc. and Horizon Personal Communications, Inc., dated June 8, 1998.
10.3.1 Letter Agreement, dated July 3, 2000, between Sprint Spectrum, L.P., SprintCom, Inc. and Horizon Personal Communications, Inc.
10.4**+ Sprint PCS Services Agreement between Sprint Spectrum L.P. and Horizon Personal Communications, Inc., dated June 8, 1998.
10.5** Sprint Trademark and Service Mark License Agreement between Sprint Communications Company, L.P. and Horizon Personal Communications, Inc., dated June 8, 1998.
10.6** Sprint Spectrum Trademark and Service Mark License Agreement between Sprint Spectrum L.P. and Horizon Personal Communications, Inc., dated June 8, 1998.
10.7**+ Sprint PCS Management Agreement between Wirelessco, L.P., SprintCom, Inc., Sprint Spectrum, L.P. and Bright Personal Communications Services, LLC, dated October 13, 1999.
10.8**+ Sprint PCS Services Agreement between Sprint Spectrum, L.P. and Bright Personal Communications Services, LLC, dated October 13, 1999.
10.9** Sprint Trademark and Service Mark License Agreement between Sprint Communications Company, L.P. and Bright Personal Communications Services, LLC, dated October 13, 1999.
10.10** Sprint Spectrum Trademark and Service Mark License Agreement between Sprint Spectrum, L.P. and Bright Personal Communications Services, LLC, dated October 13, 1999.
10.11** Loan Agreement by and between Horizon Personal Communications, Inc. and Rural Telephone Finance Cooperative, dated August 29, 1997.
10.12     Horizon Telcom Guaranty, dated August 29, 1997.
10.13 Loan Agreement, by and between Bright Personal Communications Services, LLC and Rural Telephone Finance Corporation, dated April 28, 2000.
10.14** Loan Agreement dated May 31, 2000 by and between Horizon Personal Communications, Inc. and Rural Telephone Finance Cooperative.
10.15** Amendment to Loan Agreement dated as of June 27, 2000 by and between Horizon Personal Communications, Inc. and Rural Telephone Finance Cooperative.

10.16**   Horizon Telcom Guaranty dated June 27, 2000.
10.17 Commitment letter from First Union National Bank with regard to $235 million loan to the Registrant.
10.18 Registration Rights Agreement, dated June 27, 2000, by and among the Registrant and those persons listed on the attachment to the Contribution and Exchange Agreement.
10.19**+ Network Services Agreement by and between West Virginia PCS Alliance, L.C., Virginia PCS Alliance, L.C. and Horizon Personal Communications, Inc., dated August 12, 1999.
10.20** Assignment and Agreement by and between SprintCom, Inc., Horizon Personal Communications, Inc., West Virginia PCS Alliance, L.C. and Virginia PCS Alliance, L.C., dated August 12, 1999.
10.21+ PCS CDMA Product Supply Contract by and between Motorola, Inc. and Horizon Personal Communications, Inc.
10.22** Bridge Note Purchase Agreement by and between Horizon Personal Communications, Inc. and First Union Investors, Inc., dated February 15, 2000
10.23** 13% Senior Subordinated Promissory Note from Horizon Personal Communications, Inc. to First Union Investors, Inc., dated February 15, 2000.
10.24** Conversion Agreement, by and between Horizon Personal Communications and First Union Investors, Inc., dated February 15, 2000.
10.25     Form of Horizon PCS, Inc. 2000 Stock Option Plan.
10.26**+ Site Development Agreement by and between Horizon Personal Communications, Inc. and SBA Towers, Inc., dated August 17, 1999.
10.27**+ Master Site Agreement by and between SBA Towers, Inc. and Horizon Personal Communications, Inc., dated July 1999.
10.28**+ Master Design Build Agreement by and between Horizon Personal Communications, Inc. and SBA Towers, Inc., dated August 17, 1999.
10.29**+ Master Site Agreement by and between SBA Towers, Inc. and Bright Personal Communications Services, LLC, dated October 1, 1999.
10.30**+ Master Design Build Agreement by and between Bright Personal Communications Services, LLC and SBA Towers, Inc., dated October 1, 1999.
10.31**   Services  Agreement,  dated  May 1,  2000,  between  Horizon  Personal
          Communication,   Inc.  and  Horizon   Services,   Inc.
10.32** Lease Agreement, dated May 1, 2000 between Chillicothe Telephone Company and Horizon Personal Communications, Inc.
10.33** Services Agreement, dated May 1, 2000 between Horizon Personal Communications, Inc. and United Communications, Inc.
10.34**   Form of Indemnification Agreement.
10.35 Amended and Restated Tax Allocation Agreement dated May 1, 2000 by and among Horizon Telcom, Inc., Chillicothe Telephone Company, Horizon Personal Communications, Inc., United Communications, Inc., Horizon Services, Inc., and Horizon PCS, Inc.
10.36     Form of Lock-up Agreement.
21.1**    Subsidiaries of Horizon
23.1**    Consent of Arthur Andersen, LLP
23.2 Consent of Arnall Golden & Gregory, LLP (contained in legal opinion filed as Exhibit 5.1)
24.1**    Powers of Attorney (set forth on the signature page hereto)
27.1**    Financial Data Schedule (for SEC use only)

--------------------
*    to be filed by amendment.
**   previously filed.
(1) In accordance with Item 601(b)(2) of Regulation S-K, the schedules have been omitted and a list briefly describing the schedules is at the end of the Exhibit. The Registrant will furnish supplementally a copy of any omitted schedule to the commission upon request.
+ The Registrant has requested confidential treatment for certain portions of this exhibit pursuant to Rule 406 of the Securities Act of 1933, as amended.